                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                             __________________


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                              December 30, 1998
              Date of Report (Date of Earliest Event Reported)



                     HEADLANDS MORTGAGE SECURITIES INC.
                     ----------------------------------
           (Exact Name of Registrant as Specified in Its Charter)



       Delaware                   333-46019-3                   68-0397342
       --------                   -----------                   ----------
(State or Other Jurisdiction    (Commission File             (I.R.S. Employer
    of Incorporation)                Number)                Identification No.)


          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                  (Address of Principal Executive Offices)



                               (415) 461-6790
                               --------------
                       (Registrant's Telephone Number,
                            Including Area Code)

                               Not Applicable
                               --------------
        (Former Name or Former Address, if Changed Since Last Report)

                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events
          ------------

          Filing of Certain Materials
          ---------------------------

          Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, Headlands Mortgage Securities Inc. (the "Company") is filing an Opinion re Due Authorization (the "Opinion") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1998-3 for incorporation by reference into the Registration Statement on Form S-3 (file no. 333-46019-3).

          The Opinion is filed as Exhibit 5.1.3.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               5.1.3 Opinion of Tobin & Tobin re Due Authorization of Series 1998-3 Certificates.

                                 SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 6, 1999



                                    HEADLANDS MORTGAGE
                                    SECURITIES INC.



                                    By:  /s/ Gilbert J. MacQuarrie
                                       ---------------------------------------
                                      Gilbert J. MacQuarrie
                                      Vice President, Treasurer and Secretary
                                      (Principal Financial Officer and
                                      Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                             Page Number
--------------                                             -----------

5.1.3  Opinion of Tobin & Tobin re Due Authorization of
       Series 1998-3 Certificates............................  5